                                                                   EXHIBIT 99.2

[FRANKLIN BANCORP LOGO]


IMMEDIATE RELEASE                     For Further Information Contact:
                                      Craig L. Johnson, President & CEO
                                      Leonard Carleton, Chief Financial Officer
                                      (248) 358-4710





         FRANKLIN BANCORP, INC. REPORTS IMPROVED FIRST QUARTER EARNINGS;
            STRONG DEPOSIT GROWTH; AND STABILIZATION OF ASSET QUALITY

        o First Quarter Earnings of $755,767 ($0.20 per fully diluted share)
        o Total Deposits up 32% on an annualized basis
        o Asset Quality:
          >>       Non-Performing Loans:  $2.4 million
          >>       Loan Portfolio Delinquency:  0.88%
          >>       Net Charge-Offs for the First Quarter of only $223,785
                   (25 basis points annualized)
        o Annualized Loan Growth of 7.4%


Southfield, Michigan, April 27, 2004 - Franklin Bancorp, Inc. (NASDAQ: FBCP), parent company of Franklin Bank, N. A., reported net income for the first quarter 2004 of $755,767, or $0.20 per fully diluted share. Included in the results were $321,197 in merger and severance related expenses (pre-tax and non-recurring) associated with the pending merger with First Place Financial Corporation. Net income represented a 7.7% increase over fourth quarter 2003 earnings, which included $304,000 in pre-tax, non-recurring merger charges. Net income for the first quarter ending March 31, 2003 was a net loss of $777,683 that included previously reported severance compensation of $2,759,740.

Franklin Bancorp Press Release
Page 2 of 4


Total deposits showed strong growth during the quarter, up $32,718,000 or 32% on an annualized basis. Over 72% of the increase represented growth in core deposits (checking, savings and money market accounts). The cost of retail deposits for the quarter was 0.68%.

Asset quality continued to stabilize in the quarter, with total non-performing assets remaining constant with the prior quarter at $2.4 million. Delinquencies (loans with scheduled payments 30 days or more past due) for the quarter were at 0.88% of total loans outstanding, well-below peer group averages. Net charge-offs for the quarter were only $223,785, or 25 basis points of average loans on an annualized basis. Net charge-offs on an annualized basis as of March 31, 2003 were 1.62% of average loans.

The company's loan portfolio showed an increase when compared to December 31, 2003. Total loans ended the quarter at $361.7 million, up 7.4% on an annualized basis. The majority of the growth in assets was in loans secured by commercial real estate in the company's primary business market.

"Overall, we are very pleased with the results for the quarter," commented Craig
L. Johnson, President and Chief Executive Officer. "With the stabilization of asset quality issues, we were able to concentrate our efforts on more productive activities such as improving earnings, growing our earning asset base, and increasing retail deposits. In addition, we opened Lending Center Offices in Northville and Grand Blanc during the quarter to take advantage of opportunities in two affluent high growth markets."



   o 24725 West Twelve Mile Road o Southfield, Michigan 48034 o (248) 358-4710
                             o Fax (248) 354-9780 o

Franklin Bancorp Press Release
Page 3 of 4


The allowance for loan losses as a percentage of loans outstanding was 1.47% at March 31, 2004. This was up from 1.39% at December 31, 2003. For the quarter, the Bank provided $600,000 to the loan loss reserve, and net charge-offs were $223,785, resulting in an increase in the overall reserve of $376,216.

Operating expenses (excluding severance and merger-related expenses) for the quarter ended March 31, 2004 were $4.3 million down, 8.5% from the fourth quarter of 2003 and 12.2% from the same quarter last year. Net interest margin for the quarter was 4.28% which was down slightly from the previous quarter.

Total assets as of March 31, 2004 were $543.2 million, up 4.7% during the quarter. Franklin remains well-capitalized with a total risk based ratio of 11.12% and a tier one capital ratio of 8.68%.

As previously announced in November of 2003, Franklin Bancorp entered into a definitive agreement to be acquired by First Place Financial Corp. (NASDAQ:FPFC), the holding company for First Place Bank headquartered in Warren, Ohio. Franklin shareholders approved the merger at a special meeting held on April 5, 2004. Pending regulatory approval, the merger is expected to close by the end of the second quarter of 2004.

Franklin Bancorp serves as the holding company of Franklin Bank, National Association, and is headquartered in Southfield, Michigan. Franklin Bank specializes in serving small and medium-sized business customers and their owners throughout the metropolitan Detroit area. Franklin Bank's Executive Offices, Business Center, and one Regional Branch are located in Southfield,



   o 24725 West Twelve Mile Road o Southfield, Michigan 48034 o (248) 358-4710
                             o Fax (248) 354-9780 o

Franklin Bancorp Press Release
Page 4 of 4



Michigan, with additional Regional Branches in Birmingham, Troy and Grosse Pointes Woods. In addition, Franklin operates Lending Center Offices in Northville and Grand Blanc. Visit Franklin's website at www.franklinbank.com.


                                       ###

THE MATTERS DISCUSSED IN THIS PRESS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES. WORDS OR PHRASES "WILL RESULT," "EXPECT," "ARE TO," "WILL CONTINUE," "IS ANTICIPATED," "ESTIMATE," "PROJECT," OR SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER, INCLUDE, BUT ARE NOT LIMITED TO, CHANGES IN INTEREST RATES AND INTEREST RATE RELATIONSHIPS; DEMAND FOR PRODUCTS AND SERVICES; THE DEGREE OF COMPETITION BY TRADITIONAL AND NON-TRADITIONAL COMPETITORS; CHANGES IN BANKING REGULATIONS; CHANGES IN TAX LAWS; CHANGES IN PRICES, LEVIES AND ASSESSMENTS; THE IMPACT OF TECHNOLOGICAL ADVANCES AND ISSUES; GOVERNMENTAL AND REGULATORY POLICY CHANGES; THE OUTCOMES OF PENDING AND FUTURE LITIGATION AND CONTINGENCIES; TRENDS IN CUSTOMER BEHAVIOR AS WELL AS THEIR ABILITY TO REPAY LOANS; CHANGES IN THE NATIONAL ECONOMY AND CHANGES IN ECONOMIC CONDITIONS OF THE BANK'S MARKET AREA AND THE OTHER RISKS DETAILED FROM TIME TO TIME IN FRANKLIN BANCORP'S SEC REPORTS, INCLUDING FRANKLIN BANCORP'S REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 AND QUARTERLY REPORTS ON FORM 10-Q. THESE FORWARD-LOOKING STATEMENTS REPRESENT FRANKLIN BANCORP'S JUDGMENT AS OF THE DATE OF THIS REPORT. FRANKLIN BANCORP DISCLAIMS, HOWEVER, ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.


 o 24725 West Twelve Mile Road o Southfield, Michigan 48034 o (248) 358-4710
                             o Fax (248) 354-9780 o

FRANKLIN BANCORP, INC.
FINANCIAL SUMMARY
--------------------------------------------------------------------------------



                                                             MARCH 31,         MARCH 31,
QUARTER ENDED (UNAUDITED)                                      2004              2003
-------------------------------------------------------------------------------------------
Interest income                                          $   6,458,065       $   7,290,180
Interest expense                                             1,356,921           1,682,720
Provision for loan losses                                      600,000             625,653
Net interest income after provision for loan losses          4,501,144           4,981,807
Net income/(loss)                                              755,767            (777,683)
Net income/(loss) per common share - basic               $        0.20       $       (0.21)
Net income/(loss) per common share - diluted             $        0.20       $       (0.21)
Common shares outstanding                                    3,782,882           3,681,904


                                                             MARCH 31,          MARCH 31,
AT                                                             2004               2003
-------------------------------------------------------------------------------------------
Assets                                                   $ 543,241,870       $ 518,962,978
Securities available for sale                               84,941,303          91,570,290
Loans (before allowance for loan losses)                   361,663,954         355,124,239
Allowance for loan losses                                   (5,299,685)         (4,923,469)
Deposits                                                   439,098,059         406,379,774
Borrowings                                                  55,000,000          65,000,000
Total shareholders' equity                                  46,861,080          45,737,282
Book value per common share                                      12.39               12.18
Common shares outstanding                                    3,782,882           3,753,667
Tier 1 leverage capital ratio                                     8.68%               8.32%
Non-performing assets                                    $   2,402,626       $   2,399,869
Non-performing assets/total assets                                0.44%               0.46%
Allowance for loan losses/loans outstanding                       1.47                1.39


                                                             MARCH 31,          MARCH 31,
OTHER INFORMATION (QUARTER ENDED) UNAUDITED                    2004               2003
-------------------------------------------------------------------------------------------


Return on average shareholders' equity                            6.53%              (6.93)%
Return on average assets                                          0.58               (0.60)
Net interest margin                                               4.28                4.75
Net charge-offs/average loans                                     0.25                1.62
Cash dividends per share                                 $        0.08       $        0.08


FRANKLIN BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------

                                                                                        (UNAUDITED)
                                                                                         MARCH 31,          DECEMBER 31,
                                                                                           2004                2003
------------------------------------------------------------------------------------------------------------------------
ASSETS
              Cash and due from banks                                                 $  21,048,984       $  46,995,714
              Interest-earning deposits                                                     777,107             744,479
              Time deposits with FHLB                                                    51,211,730             103,983
                                                                                      -------------       -------------
              Cash and cash equivalents                                                  73,037,822          47,844,176
              Securities available for sale                                              84,941,303          91,570,290
              Federal Home Loan Bank stock - cost                                         5,946,700           5,946,700
              Federal Reserve Bank stock - cost                                             920,500             932,750
              Loans (before allowance for loan losses)                                  361,663,954         355,124,239
              Allowance for loan losses                                                  (5,299,685)         (4,923,469)
                                                                                      -------------       -------------
              Net loans                                                                 356,364,270         350,200,770
              Accrued interest receivable                                                 2,341,878           2,717,721
              Real estate owned                                                              89,894             147,144
              Premises and equipment, net                                                 2,886,782           3,075,976
              Bank Owned Life Insurance                                                  11,270,367          11,144,263
              Prepaid expenses and other assets                                           5,442,355           5,383,188
                                                                                      -------------       -------------
              TOTAL ASSETS                                                            $ 543,241,870       $ 518,962,978
                                                                                      =============       =============
LIABILITIES
              Deposits                                                                $ 439,098,059       $ 406,379,774
              Borrowings                                                                 55,000,000          65,000,000
              Accrued interest payable                                                      198,044             214,827
              Other liabilities                                                           2,084,686           1,631,095
                                                                                      -------------       -------------
              TOTAL LIABILITIES                                                         496,380,789         473,225,696

SHAREHOLDERS' EQUITY
              Common stock - No par value; stated value $1.00; authorized
              6,000,000 shares; issued and outstanding 3,782,882 shares at
              March 31, 2004 and 3,753,667 shares at December 31, 2003                    3,782,882           3,753,667
              Additional paid-in capital                                                 28,636,036          28,214,668
              Retained earnings                                                          12,764,501          12,310,373
              Accumulated other comprehensive income                                      1,677,662           1,458,574
                                                                                      -------------       -------------
              TOTAL SHAREHOLDERS' EQUITY                                                 46,861,080          45,737,282
                                                                                      -------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                            $ 543,241,870       $ 518,962,978
                                                                                      =============       =============


FRANKLIN BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                (UNAUDITED)       (UNAUDITED)
                                                                      THREE MONTHS ENDED
                                                                          MARCH 31,
                                                                  2004               2003
---------------------------------------------------------------------------------------------
INTEREST INCOME
              Interest on loans                                 $ 5,446,570       $ 5,679,714
              Interest on securities                                604,638         1,051,594
              Other interest and dividends                          406,857           558,872
                                                                -----------       -----------
              TOTAL INTEREST INCOME                               6,458,065         7,290,180
                                                                -----------       -----------
INTEREST EXPENSE
              Interest on deposits                                  694,065           964,969
              Interest on other borrowings                          662,856           717,751
                                                                -----------       -----------
              TOTAL INTEREST EXPENSE                              1,356,921         1,682,720
                                                                -----------       -----------
NET INTEREST INCOME                                               5,101,144         5,607,460
PROVISION FOR LOAN LOSSES                                           600,000           625,653
                                                                -----------       -----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES               4,501,144         4,981,807
                                                                -----------       -----------
NON INTEREST INCOME
              Deposit account service charges                       795,999           756,057
              Net gain on sale of securities                              0           455,511
              Net gain/(loss) on sale of other assets               (17,250)          (77,304)
              Other fee income                                      270,617           405,419
                                                                -----------       -----------
              TOTAL NON INTEREST INCOME                           1,049,366         1,539,683
                                                                -----------       -----------
NON INTEREST EXPENSE
              Compensation and benefits                           2,234,367         2,462,092
              Severance compensation                                 92,977         2,759,740
              Occupancy and equipment                               820,420           804,999
              Advertising                                           135,960           154,626
              Federal insurance premiums                             15,611            17,495
              Communication expense                                 104,082           126,481
              Outside service expense                               596,398           718,282
              Other                                                 627,038           588,758
                                                                -----------       -----------
              TOTAL NON INTEREST EXPENSE                          4,626,853         7,632,473
                                                                -----------       -----------
INCOME/(LOSS) BEFORE PROVISION FOR FEDERAL INCOME TAXES             923,657        (1,110,983)
              Provision/(Benefit) for federal income taxes          167,890          (333,300)
                                                                -----------       -----------
NET INCOME/(LOSS)                                               $   755,767       $  (777,683)
                                                                ===========       ===========


INCOME PER COMMON SHARE:

              Average common shares outstanding:
              Basic                                               3,777,708         3,666,688
              Diluted                                             3,823,928         3,754,431
              Net income/(loss) per common share:
              Basic                                             $      0.20       $     (0.21)
              Diluted                                           $      0.20       $     (0.21)